UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
 Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

HESS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HESS CORPORATION
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Wednesday, May 4, 2011

The 2011 Proxy Statement, 2010 Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/hes

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

HESS CORPORATION

If you want to receive a paper or e-mail copy of these proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 21, 2011 to facilitate timely delivery.

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS:
 (please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/hes

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Stockholder:
The 2011 Annual Meeting of Stockholders of Hess Corporation (the “Company”) will be held at the Hess Office Building, 1 Hess Plaza, Route 9 Woodbridge, NJ 07095, on Wednesday, May 4, 2011, at 2:00 p.m. (local time).
          Proposals to be considered at the Annual Meeting:
(1)	Election of the four directors identified in the Company’s 2011 proxy statement for three-year terms expiring in 2014;

(2)	Approval of an advisory resolution on executive compensation;

(3)	Approval of holding an advisory vote on executive compensation every one, two or three years;

(4)	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011; and

(5)	Approval of the Company’s performance incentive plan for senior officers, as amended.
The Board of Directors recommends a vote “FOR” all nominees in Proposal 1, “FOR” Proposal 2, FOR a vote EVERY YEAR in Proposal 3 and “FOR” Proposals 4 and 5.
The Board of Directors has fixed the close of business on March 14, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponent(s) thereof.

CONTROL NUMBER
↓

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN	→
YOU REQUEST A PAPER OR EMAIL COPY OF THE PROXY MATERIALS OR TO
VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
Directions to attend the Annual Meeting where you may vote in person are available at:
www.hess.com/company/contact
Meeting Location:
Hess Office Building
1 Hess Plaza, Route 9
Woodbridge, New Jersey 07095
The following Proxy Materials are available for you to review online:
•	the Company’s 2011 Proxy Statement
•	the Company’s 2010 Annual Report
•	other proxy materials related to the Annual Meeting
To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/hes

The Proxy Materials for Hess Corporation are available to review at:
http://www.proxyvoting.com/hes
Have this notice available when you request a PAPER or EMAIL copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Internet voting is available through 11:59 PM Eastern Time the day prior to annual meeting day. Have this notice in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.